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                                                                    Exhibit 10.4

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                                                                       EXECUTION

                               PURCHASE AGREEMENT

                                     between

                          BOSTON SERVICE COMPANY, INC.,
                       d/b/a Hann Financial Service Corp.

                                       and

                      AUTO LENDERS LIQUIDATION CENTER, INC.

                           Dated as of March 11, 2002

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                                TABLE OF CONTENTS
                                                                            Page

ARTICLE I             DEFINITIONS............................................2

         SECTION 1.1     Defined Terms.......................................2

ARTICLE II            PURCHASE OF RESIDUAL VEHICLES..........................3

         SECTION 2.1     Commitment to PurchaseResidual Vehicles.............3

         SECTION 2.2     Sales Tax...........................................3

         SECTION 2.3     Collections; End of Term Charges....................3

         SECTION 2.4     Auto Lenders Servicing Agreement....................3

ARTICLE III           REPRESENTATIONS AND WARRANTIES.........................4

         SECTION 3.1     Representations and Warranties of Hann..............4

         SECTION 3.2     Representations and Warranties of Auto Lenders......5

ARTICLE IV            MISCELLANEOUS..........................................6

         SECTION 4.1     Transfers Intended as Sale..........................6

         SECTION 4.2     Specific Performance................................6

         SECTION 4.3     Notices, Etc........................................6

         SECTION 4.4     CHOICE OF LAW; SUBMISSION TO JURISDICTION...........6

         SECTION 4.5     Counterparts........................................7

         SECTION 4.6     Amendment...........................................7

         SECTION 4.7     Severability of Provisions..........................7

         SECTION 4.8     Binding Effect; Assignability.......................7

         SECTION 4.9     Third Party Beneficiary.............................7

                                      -i-

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                                                                       EXECUTION

                               PURCHASE AGREEMENT

     THIS PURCHASE AGREEMENT is made and entered into as of March 11, 2002 (as amended, modified or supplemented from time to time, this "Agreement") by BOSTON SERVICE COMPANY, INC., a New Jersey corporation doing business as Hann Financial Service Corp. ("Hann") and AUTO LENDERS LIQUIDATION CENTER, INC., a New Jersey corporation ("Auto Lenders").

                                   WITNESSETH:

     WHEREAS, Hann Auto Trust is a Delaware business trust (the "Origination Trust") formed and operated pursuant to a Second Amended and Restated Trust Agreement dated February 12, 1999 (the "Origination Trust Agreement") for the purpose, among other things, of acquiring title to automobiles and light duty trucks ("Vehicles") subject to closed-end consumer leases ("User Leases");

     WHEREAS, on the date hereof, Hann (as owner of the entire undivided interest in the Origination Trust) will direct the trustees of the Origination Trust to establish a special unit of beneficial interest in the Origination Trust (the "Galleon SUBI"), which will represent the entire beneficial interest in a specified portfolio of Vehicles, the related User Leases and all assets of the Origination Trust to the extent related thereto (the "Related Rights"; together with a Vehicle and the related User Lease, a "Unit");

     WHEREAS, Auto Lenders is in the business of reselling and remarketing vehicles, inter alia, after the scheduled termination of closed-end consumer leases;

     WHEREAS, Hann desires to sell and Auto Lenders desires to buy Galleon Units (as defined below) upon the scheduled termination or expiration of the related User Leases (each such Unit, a "Residual Vehicle") pursuant to the terms and conditions of this Agreement; and

     WHEREAS, all Residual Vehicles purchased by Auto Lenders will be allocated to the Auto Lenders SUBI (as defined below).

     NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 Defined Terms. Defined terms used in this Agreement but not otherwise defined herein shall have the meanings given to them in Appendix A to the Loan Agreement dated as of March 11, 2002 (the "Loan Agreement") among HAL Warehouse Funding 2002-1 LLC, as

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borrower (the "Borrower"), Galleon Capital Corporation, as Lender, and State
Street Capital Markets, LLC, as Administrator.

                                   ARTICLE II

                          PURCHASE OF RESIDUAL VEHICLES

     SECTION 2.1 Commitment to Purchase Residual Vehicles. For each Residual Vehicle, on the date of the scheduled termination or expiration in accordance with the terms of the User Lease related to such Residual Vehicle (such date, the "Purchase Date"), (i) Borrower in its capacity as seller hereunder (the "Seller") will (or will cause to) sell, transfer and assign the beneficial interest in such Residual Vehicle to Auto Lenders, (ii) Auto Lenders shall purchase the beneficial interest in, and accept allocation to the Auto Lenders SUBI of, such Residual Vehicles, such allocation to be evidenced by the execution and delivery by the Seller to Auto Lenders and to the SUBI Trustee of the Galleon SUBI and the Auto Lenders SUBI of an allocation notice in the form attached hereto as Exhibit A (a "Residual Vehicle Allocation Notice") and (iii) in consideration of each such sale and allocation, Auto Lenders shall deposit into the Collection Account, in immediately available funds, an amount equal to the Stated Residual Value of each Residual Vehicle purchased by Auto Lenders on such date (the "Residual Vehicle Purchase Price").

     Nothing contained herein shall be deemed to require the Administrator or the Collateral Agent to identify any Residual Vehicles or to prepare or execute any Residual Vehicle Allocation Notice.

     SECTION 2.2 Sales Tax. All sales, property, use, transfer or other similar taxes arising from the transactions contemplated by this Agreement upon the purchase of the beneficial interest in the Residual Vehicles by Auto Lenders will be paid or provided for by Auto Lenders as of the date of such transfer unless such transactions will then be exempt from any such taxes.

     SECTION 2.3 Collections; End of Term Charges. Seller agrees that any End of Term Charges received by the Origination Trust (or the Servicer on behalf of the Origination Trust) relating to any Residual Vehicle the beneficial interest in which is purchased by Auto Lenders pursuant to Section 2.1 hereof shall be allocated to the Auto Lenders SUBI. Auto Lenders agrees that all other Collections with respect to Residual Vehicles (including, without limitation, all Collections not constituting End of Term Charges or Sales Proceeds and all Collections with respect to Residual Vehicles the beneficial interest in which is not purchased by Auto Lenders pursuant to Section 2.1 hereof) shall be allocated to the Galleon SUBI.

     SECTION 2.4 Auto Lenders Servicing Agreement. Reference is hereby made to the Amended Servicing Agreement, dated as of September 1, 2000 (the "Auto Lenders Servicing Agreement"), between Auto Lenders and Hann. For the avoidance of doubt, this Purchase Agreement shall supercede the terms of the Auto Lenders Servicing Agreement (including, without limitation, any provisions relating to the guaranty of residual values, the deposit of Sales Proceeds and service and guaranty fees) with respect to the matters covered in Sections 2.1, 2.2, and 2.3 of this Purchase Agreement.

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                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1 Representations and Warranties of Hann. Hann hereby represents and warrants to Auto Lenders that the following are true and correct on the date hereof:

     (a) Organization and Power. Hann is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and has the corporate power and authority to conduct its business as now conducted, to sell its properties and to execute, deliver and perform its obligations under this Agreement. Hann is duly qualified to do business and is in good standing in
(i) the State of New Jersey and (ii) each other jurisdiction in which its business is conducted, except in the case of clause (ii) above, where the failure to so qualify or to be in good standing would not have a material adverse effect on Hann or its business.

     (b) Authorization, Execution and Validity. This Agreement has been duly authorized by all necessary corporate action on the part of Hann and has been duly executed and delivered by Hann and (assuming the due authorization, execution and delivery by each other party thereto) constitutes the legal, valid and binding obligation of Hann, enforceable against Hann in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors', mortgagees' or lessors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) No Conflict. The execution, delivery and performance by Hann of this Agreement and compliance by Hann with its obligations hereunder and thereunder do not (i) require any approval of the shareholders of Hann or any approval or consent of any trustee or holder of any indebtedness or obligation of Hann, other than such consents and approvals as have been obtained, (ii) contravene any applicable law, (iii) breach or contravene Hann's organizational documents; or (iv) contravene or result in any breach of or creation of any lien upon any property of Hann under any indenture, mortgage, loan agreement, lease or other agreement or instrument to which Hann is a party or by which Hann or any of its properties is bound.

     (d) Applicable Law. Hann is in compliance with all Applicable Laws and Governmental Actions, the failure to comply with which would have a Material Adverse Effect.

     (e) Consents. No consent, approval or authorization of, or filing, registration or qualification with, or giving of notice or taking of any other action with respect to, any State or local Governmental Authority or agency or any United States federal Governmental Authority or agency is required in connection with the execution, delivery and performance of Hann of this Agreement, other than any such consent, approval, authorization, filing, registration, qualification, notice or action as has been duly obtained, given or taken and is in full force and effect.

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     SECTION 3.2 Representations and Warranties of Auto Lenders. Auto Lenders
hereby represents and warrants to Hann that the following are true and correct on the date hereof and on each Purchase Date:

     (a) Organization and Power. Auto Lenders is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and has the corporate power and authority to conduct its business as now conducted, to sell its properties and to execute, deliver and perform its obligations under this Agreement. Auto Lenders is duly qualified to do business and is in good standing in (i) the State of New Jersey and (ii) each other jurisdiction in which its business is conducted, except in the case of clause
(ii) above, where the failure to so qualify or to be in good standing would not have a material adverse effect on Auto Lenders or its business.

     (b) Authorization, Execution and Validity. This Agreement has been duly authorized by all necessary corporate action on the part of Auto Lenders and has been duly executed and delivered by Auto Lenders and (assuming the due authorization, execution and delivery by each other party thereto) constitutes the legal, valid and binding obligation of Auto Lenders, enforceable against Auto Lenders in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors', mortgagees' or lessors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) No Conflict. The execution, delivery and performance by Auto Lenders of this Agreement and compliance by Auto Lenders with its obligations hereunder and thereunder do not (i) conflict with any other obligation or agreement of Auto Lenders or require any approval of the shareholders of Auto Lenders or any approval or consent of any trustee or holder of any indebtedness or obligation of Auto Lenders, other than such consents and approvals as have been obtained,
(ii) contravene any applicable law, (iii) breach or contravene Auto Lenders's organizational documents; or (iv) contravene or result in any breach of or creation of any lien upon any property of Auto Lenders under any indenture, mortgage, loan agreement, lease or other agreement or instrument to which Auto Lenders is a party or by which Auto Lenders or any of its properties is bound.

     (d) Applicable Law. Auto Lenders is in compliance with all Applicable Laws, and Governmental Actions, the failure to comply with which would have a Material Adverse Effect.

     (e) Consents. No consent, approval or authorization of, or filing, registration or qualification with, or giving of notice or taking of any other action with respect to, any State or local Governmental Authority or agency or any United States federal Governmental Authority or agency is required in connection with the execution, delivery and performance of Auto Lenders of this Agreement, other than any such consent, approval, authorization, filing, registration, qualification, notice or action as has been duly obtained, given or taken and is in full force and effect.

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                                   ARTICLE IV

                                  MISCELLANEOUS

     SECTION 4.1 Transfers Intended as Sale. It is the express intent of Hann and Auto Lenders that each transfer contemplated and effected under this Agreement shall constitute a sale of personal property which is absolute and irrevocable and which is without recourse to Hann or the Seller, and which provides Auto Lenders with the full benefits of exclusive beneficial ownership of the Residual Vehicles (subject to Section 2.3 hereof) purchased in accordance with Section 2.1 hereof (collectively, the "Transferred Property"). However, in the event that, notwithstanding the intent of the parties, such Transferred Property is held by a court of law to continue to be property of the Seller or its assignee or pledgee, then (i) this Agreement also shall be deemed to be and hereby is a security agreement within the meaning of the UCC; and (ii) the allocations by Seller provided for in this Agreement shall be deemed to be a security interest in and to all of Seller's or its assignee's or pledgee's right, title and interest in and to such Transferred Property.

     SECTION 4.2 Specific Performance. Each party agrees that damages at law would be an inadequate remedy for a breach by either party of its representations and warranties herein, and that either party may therefore seek and enforce specific performance of this Agreement.

     SECTION 4.3 Notices, Etc. Each communication to be made hereunder shall (except as expressly permitted otherwise) be made in writing but, unless otherwise stated, may be made by facsimile or letter. Any communication or document to be made or delivered by any one Person to another pursuant to this Agreement shall (unless that other Person has by fifteen days' written notice to the other specified another address) be made or delivered to that other Person at the address identified with its signature below and shall be deemed to have been made or delivered (in the case of any communication made by facsimile) when dispatched or (in the case of any communication made by letter) when left at that address. Any communication sent by facsimile shall be promptly confirmed by letter but the non-delivery or non-receipt of any such letter shall not affect the validity of the original facsimile communication. Each communication and document made or delivered hereunder shall be in the English language.

     SECTION 4.4 CHOICE OF LAW; SUBMISSION TO JURISDICTION. (a) THIS AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW, OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, EXCEPT TO THE EXTENT THAT THE PERFECTION (OR THE EFFECT OF PERFECTION OR NON-PERFECTION) OF THE INTERESTS OF THE COLLATERAL AGENT IN THE COLLATERAL, IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     (b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW

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YORK SITTING IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY
WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     SECTION 4.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 4.6 Amendment.

     (a) This Agreement may be amended by the parties hereto, without the consent of any other Person, to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the parties hereto; provided that such action shall not, as evidenced by an opinion of counsel delivered to the Seller and any assignee or pledgee of the Galleon SUBI, adversely affect the interests of Seller or such assignee or pledgee.

     (b) This Agreement may be amended in any respect from time to time by the parties hereto, with the consent of the Seller.

     SECTION 4.7 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 4.8 Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of Auto Lenders and Hann and their respective successors and permitted assigns. Auto Lenders may not assign any of its rights hereunder or any interest herein without the prior written consent of Hann or Seller, except as otherwise herein specifically provided. Auto Lenders hereby consents to the mortgage, pledge, assignment and grant of a security interest by the Seller of all of Seller's rights and obligations hereunder. In addition, Auto Lenders hereby acknowledges and agrees that any assignee or pledgee of this Agreement will have the right to exercise all rights, remedies, powers, privileges and claims of Seller under this Agreement, including with respect to any waiver or consent.

     SECTION 4.9 Third Party Beneficiary. Seller and each assignee or pledgee of Seller's interest in this Agreement is an express third party beneficiary of the obligations of Auto Lenders hereunder and may directly enforce the performance by Auto Lenders of such obligations.

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                  [Remainder of Page Left Intentionally Blank]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                           BOSTON SERVICE COMPANY, INC.
                                           d/b/a Hann Financial Service Corp.


                                           By: /s/ Charles R. Dovico
                                               ---------------------------------
                                           Name:  Charles R. Dovico
                                           Title: President


                                           One Centre Drive
                                           Jamesburg, NJ 08831


                                           AUTO LENDERS LIQUIDATION CENTER, INC.


                                           By: /s/ Michael J. Wimmer
                                               ---------------------------------
                                           Name:  Michael J. Wimmer
                                           Title: President


                                           1051 North Black Horse Pike
                                           Williamstown, NJ 08094

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                                    EXHIBIT A

                   FORM OF RESIDUAL VEHICLE ALLOCATION NOTICE

     THIS RESIDUAL VEHICLE ALLOCATION NOTICE (this "Allocation Notice") is made and delivered by HAL WAREHOUSE FUNDING 2002-1 LLC, a Delaware limited liability company ("Seller"), a [______________], to AUTO LENDERS LIQUIDATION CENTER, INC., a New Jersey corporation ("Auto Lenders"), pursuant to that certain Purchase Agreement dated as of March [_____________], 2002 (the "Purchase Agreement") between Boston Service Company, Inc., a New Jersey corporation doing business as Hann Financial Service Corp., and Auto Lenders. Terms initially capitalized but not otherwise defined in this Allocation Notice have the meanings given to them in the Purchase Agreement.

     In consideration of Auto Lender's payment of the related Residual Vehicle Purchase Price under the Purchase Agreement for all of the Residual Vehicles listed on the attached Schedule 1 as being allocated to the Auto Lenders SUBI Portfolio, all on the terms and subject to the conditions contained in the Purchase Agreement, the Seller does hereby direct the trustees of the Origination Trust to identify from the Origination Trust assets allocable to the Galleon SUBI Portfolio, all of the Residual Vehicles listed on the attached
Schedule 1, together with all related Origination Trust assets with respect thereto.

     IN WITNESS WHEREOF, Seller has executed this Allocation Notice as of the [___________] day of [______________], 200 .
                                          -

                                           HAL WAREHOUSE FUNDING 2002-1 LLC


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

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                                                                      SCHEDULE 1

                                Residual Vehicles

              [COMPLETE WITH CATEGORIES OF IDENTIFYING INFORMATION]